EXHIBIT 24

                                Westinghouse Savings Program
                                CBS Employee Investment Fund
    Infinity Broadcasting Corporation Employees' 401(k) Plan Infinity Broadcasting Corporation Union Employees' 401(k)
                                                        Plan



                      POWER OF ATTORNEY

     The undersigned director and/or officer of CBS CORPORATION, a Pennsylvania corporation ("CBS"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in respect of the offering of shares of CBS Common Stock pursuant to the above-referenced plans, hereby constitutes and appoints Mel Karmazin, Louis J. Briskman and
Angeline C. Straka, and each of them
individually with full power to act without the others, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of CBS thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 14th day of February, 2000.




                    /s/ George H. Conrades
                    ---------------------------

                                Westinghouse Savings Program
                                CBS Employee Investment Fund
    Infinity Broadcasting Corporation Employees' 401(k) Plan Infinity Broadcasting Corporation Union Employees' 401(k)
                                                        Plan



                      POWER OF ATTORNEY

     The undersigned director and/or officer of CBS CORPORATION, a Pennsylvania corporation ("CBS"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in respect of the offering of shares of CBS Common Stock pursuant to the above-referenced plans, hereby constitutes and appoints Mel Karmazin, Louis J. Briskman and
Angeline C. Straka, and each of them
individually with full power to act without the others, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of CBS thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 14th day of February, 2000.




                    /s/ Martin C. Dickinson
                    ---------------------------

                                Westinghouse Savings Program
                                CBS Employee Investment Fund
    Infinity Broadcasting Corporation Employees' 401(k) Plan Infinity Broadcasting Corporation Union Employees' 401(k)
                                                        Plan



                      POWER OF ATTORNEY

     The undersigned director and/or officer of CBS CORPORATION, a Pennsylvania corporation ("CBS"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in respect of the offering of shares of CBS Common Stock pursuant to the above-referenced plans, hereby constitutes and appoints Mel Karmazin, Louis J. Briskman and
Angeline C. Straka, and each of them
individually with full power to act without the others, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of CBS thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 14th day of February, 2000.




                    /s/ William H. Gray III
                    ---------------------------

                                Westinghouse Savings Program
                                CBS Employee Investment Fund
    Infinity Broadcasting Corporation Employees' 401(k) Plan Infinity Broadcasting Corporation Union Employees' 401(k)
                                                        Plan



                      POWER OF ATTORNEY

     The undersigned director and/or officer of CBS CORPORATION, a Pennsylvania corporation ("CBS"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in respect of the offering of shares of CBS Common Stock pursuant to the above-referenced plans, hereby constitutes and appoints Mel Karmazin, Louis J. Briskman and
Angeline C. Straka, and each of them
individually with full power to act without the others, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of CBS thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 14th day of February, 2000.




                    /s/ Mel Karmazin
                    ---------------------

                                Westinghouse Savings Program
                                CBS Employee Investment Fund
    Infinity Broadcasting Corporation Employees' 401(k) Plan Infinity Broadcasting Corporation Union Employees' 401(k)
                                                        Plan



                      POWER OF ATTORNEY

     The undersigned director and/or officer of CBS CORPORATION, a Pennsylvania corporation ("CBS"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in respect of the offering of shares of CBS Common Stock pursuant to the above-referenced plans, hereby constitutes and appoints Mel Karmazin, Louis J. Briskman and
Angeline C. Straka, and each of them
individually with full power to act without the others, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of CBS thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 14th day of February, 2000.




                    /s/ Jan Leschly
                    --------------------

                                Westinghouse Savings Program
                                CBS Employee Investment Fund
    Infinity Broadcasting Corporation Employees' 401(k) Plan Infinity Broadcasting Corporation Union Employees' 401(k)
                                                        Plan



                      POWER OF ATTORNEY

     The undersigned director and/or officer of CBS CORPORATION, a Pennsylvania corporation ("CBS"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in respect of the offering of shares of CBS Common Stock pursuant to the above-referenced plans, hereby constitutes and appoints Mel Karmazin, Louis J. Briskman and
Angeline C. Straka, and each of them
individually with full power to act without the others, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of CBS thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 14th day of February, 2000.




                    /s/ Leslie Moonves
                    -----------------------

                                Westinghouse Savings Program
                                CBS Employee Investment Fund
    Infinity Broadcasting Corporation Employees' 401(k) Plan Infinity Broadcasting Corporation Union Employees' 401(k)
                                                        Plan



                      POWER OF ATTORNEY

     The undersigned director and/or officer of CBS CORPORATION, a Pennsylvania corporation ("CBS"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in respect of the offering of shares of CBS Common Stock pursuant to the above-referenced plans, hereby constitutes and appoints Mel Karmazin, Louis J. Briskman and
Angeline C. Straka, and each of them
individually with full power to act without the others, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of CBS thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 14th day of February, 2000.




                    /s/ David T. McLaughlin
                    ----------------------------

                                Westinghouse Savings Program
                                CBS Employee Investment Fund
    Infinity Broadcasting Corporation Employees' 401(k) Plan Infinity Broadcasting Corporation Union Employees' 401(k)
                                                        Plan



                      POWER OF ATTORNEY

     The undersigned director and/or officer of CBS CORPORATION, a Pennsylvania corporation ("CBS"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in respect of the offering of shares of CBS Common Stock pursuant to the above-referenced plans, hereby constitutes and appoints Mel Karmazin, Louis J. Briskman and
Angeline C. Straka, and each of them
individually with full power to act without the others, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of CBS thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 14th day of February, 2000.




                    /s/ Richard R. Pivirotto
                    -----------------------------

                                Westinghouse Savings Program
                                CBS Employee Investment Fund
    Infinity Broadcasting Corporation Employees' 401(k) Plan Infinity Broadcasting Corporation Union Employees' 401(k)
                                                        Plan



                      POWER OF ATTORNEY

     The undersigned director and/or officer of CBS CORPORATION, a Pennsylvania corporation ("CBS"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in respect of the offering of shares of CBS Common Stock pursuant to the above-referenced plans, hereby constitutes and appoints Mel Karmazin, Louis J. Briskman and
Angeline C. Straka, and each of them individually with full power to act without the others, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of CBS thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 14th day of February, 2000.




                    /s/ Raymond W. Smith
                    -------------------------

                                Westinghouse Savings Program
                                CBS Employee Investment Fund
    Infinity Broadcasting Corporation Employees' 401(k) Plan Infinity Broadcasting Corporation Union Employees' 401(k)
                                                        Plan



                      POWER OF ATTORNEY

     The undersigned director and/or officer of CBS CORPORATION, a Pennsylvania corporation ("CBS"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in respect of the offering of shares of CBS Common Stock pursuant to the above-referenced plans, hereby constitutes and appoints Mel Karmazin, Louis J. Briskman and
Angeline C. Straka, and each of them
individually with full power to act without the others, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of CBS thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 14th day of February, 2000.




                    /s/ Paula Stern
                    --------------------

                                Westinghouse Savings Program
                                CBS Employee Investment Fund
    Infinity Broadcasting Corporation Employees' 401(k) Plan Infinity Broadcasting Corporation Union Employees' 401(k)
                                                        Plan



                      POWER OF ATTORNEY

     The undersigned director and/or officer of CBS CORPORATION, a Pennsylvania corporation ("CBS"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in respect of the offering of shares of CBS Common Stock pursuant to the above-referenced plans, hereby constitutes and appoints Mel Karmazin, Louis J. Briskman and
Angeline C. Straka, and each of them
individually with full power to act without the others, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of CBS thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 14th day of February, 2000.




                    /s/ Patty Stonesifer
                    -------------------------

                                Westinghouse Savings Program
                                CBS Employee Investment Fund
    Infinity Broadcasting Corporation Employees' 401(k) Plan Infinity Broadcasting Corporation Union Employees' 401(k)
                                                        Plan



                      POWER OF ATTORNEY

     The undersigned director and/or officer of CBS CORPORATION, a Pennsylvania corporation ("CBS"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in respect of the offering of shares of CBS Common Stock pursuant to the above-referenced plans, hereby constitutes and appoints Mel Karmazin, Louis J. Briskman and
Angeline C. Straka, and each of them
individually with full power to act without the others, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of CBS thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 14th day of February, 2000.




                    /s/ Robert D. Walter
                    -------------------------

                                Westinghouse Savings Program
                                CBS Employee Investment Fund
    Infinity Broadcasting Corporation Employees' 401(k) Plan Infinity Broadcasting Corporation Union Employees' 401(k)
                                                        Plan



                      POWER OF ATTORNEY

     The undersigned director and/or officer of CBS CORPORATION, a Pennsylvania corporation ("CBS"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in respect of the offering of shares of CBS Common Stock pursuant to the above-referenced plans, hereby constitutes and appoints Mel Karmazin, Louis J. Briskman and
Angeline C. Straka, and each of them
individually with full power to act without the others, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of CBS thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 14th day of February, 2000.




                    /s/ Fredric G. Reynolds
                    -----------------------------

                                Westinghouse Savings Program
                                CBS Employee Investment Fund
    Infinity Broadcasting Corporation Employees' 401(k) Plan Infinity Broadcasting Corporation Union Employees' 401(k)
                                                        Plan



                      POWER OF ATTORNEY

     The undersigned director and/or officer of CBS CORPORATION, a Pennsylvania corporation ("CBS"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in respect of the offering of shares of CBS Common Stock pursuant to the above-referenced plans, hereby constitutes and appoints Mel Karmazin, Louis J. Briskman and
Angeline C. Straka, and each of them
individually with full power to act without the others, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of CBS thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 14th day of February, 2000.




                    /s/ Robert G. Freedline
                    -----------------------------